Exhibit 10.2

STOCK PURCHASE AGREEMENT

FOR

CHINA DE XIAO QUAN CARE GROUP CO., LTD.

THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made as of the day of March 15, 2023 by and among Cliongyi Yang (the "Seller"), and Chunsheng Qin (the "Purchaser"). The Seller, and the Purchaser are sometimes referred to as the Party and collectively as the "Parties".

RECITALS

WHEREAS, Seller owns a total of 500,000 shares of Convertible Series A Preferred Stock in China De Xiao Quan Care Group Co., Ltd., a Nevada corporation ("CDXQ", the "Company") and wishes to sell 500,000 of such shares (the "Shares").

The Shares will be issued as follows:

•       475,000 Shares in the name of Chunsheng Qin

WHEREAS, the Purchaser wishes to purchase all of the Shares for a total purchase price of $285,000 USD (the "Purchase Price").

WHEREAS, the Seller proposes to sell the Shares to the Purchaser on the terms set forth herein and Purchaser wishes to purchase the Shares from the Seller on the terms set forth herein;

IN CONSIDERATION of the promises, representations, warranties, and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                  PURCHASE AND SALE AND CLOSING

1.1       Conditions to Closing. It is agreed that all the funds consisting of $285,000 of the Purchase Price shall be remitted to the Seller and Shares shall be remitted to Purchaser upon closing. See Exhibit A for wire instructions.

1.2       Termination. In the event the sale and purchase of all the Shares pursuant to this Agreement is not completed on or before June 30, 2023, this Agreement shall terminate.

2.                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

2.1       The Seller warrants, covenants, and represents to the Purchaser with the intention of inducing the Purchaser to enter into this Agreement that:

(a)	The Seller represents and warrants that the Shares being sold pursuant to this Agreement represent all of the shares of CDXQ Preferred Stock owned by the Seller.

(b)	Immediately prior to and at the Closing, the Seller has the legal right and authority to sell the Shares to the Purchaser and on the Closing Date and Seller shall transfer the Shares to the Purchaser free and clear of liens, encumbrances, pledges, claims, options, charges and assessments of any nature whatsoever, with full right and lawful authority to transfer the Shares to Buyer. No person has any preemptive rights or rights of first refusal with respect to any of the Shares. There exists no voting agreement, voting trust, or outstanding proxy with respect to any of the Shares. There are no outstanding rights, options, warrants, calls, commitments, or any other agreements of any character, whether oral or written, with respect to the Shares.

1

(c)	The Shares are not subject to any lien arising in connection with any failure or alleged failure to pay tax. There is no pending, threatened, or proposed audits, assessments or claims from any tax authority for deficiencies, penalties, or interest with respect to Seller that would affect the Shares.

(d)	Seller shall provide Buyer with true and accurate copies of all corporate books and records relating to the Company in Seller's possession or control. Seller does not have any actual knowledge of any liability or obligation of the Company other than is reflected in said books and records.

(e)	The Seller represents and warrants that Seller has made no agreements involving any fees of any type that relate to this Agreement and that would involve the Buyer, including but not limited to broker's fee, finder's fees or any similar compensation arrangement.

(f)	To the knowledge of the Seller, (i) there is no claim, legal action, suit, arbitration, investigation or hearing, notice of claims or other legal, administrative or governmental proceedings pending or, to the knowledge of the Seller, threatened against the Seller or the Company; and (ii) there is no continuing order, injunction, or decree of any court, arbitrator, or governmental or administrative authority to which the Seller or the Company is a party or to which it or any of its assets is subject.

(g)	The Seller has the legal power and authority to execute and deliver this Agreement and all other documents required to be executed and delivered by the Seller hereunder and to consummate the transactions contemplated hereby and this Agreement has been validly executed by the Seller.

(h)	The Seller, during the past ninety (90) days, has been a ten percent (10%) or greater shareholder or an "affiliate" of CDXQ, as that term is defined in Rule 144 promulgated under the United States Securities Act of 1933, as amended (the "Securities Act").

(i)	To the best of Seller's knowledge, information and belief, there are no circumstances that may result in any material adverse effect to CDXQ or the value of the Shares that are now in existence or may hereafter arise.

(j)	The Seller agrees to execute and deliver such other documents and to perform such other acts as shall be necessary to effectuate the purposes of this Agreement.

3.                  REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

3.1       The Purchaser represents and warrants to the Seller with the intention of inducing the Seller to enter into this Agreement that:

(a)	The Purchaser as the legal power and authority to execute and deliver this Agreement and to consummate the transactions hereby contemplated and this Agreement has been validly executed by the Purchaser.

(b)	The Purchaser is acquiring the Shares as principal for the Purchaser's own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Shares.

4.                  MISCELLANEOUS

4.1       The parties hereto acknowledge that they have obtained independent legal advice with respect to this Agreement and acknowledge that they fully understand the provisions of this Agreement.

4.2       Unless otherwise provided, all dollar amounts referred to in this Agreement are in United States Dollars.

2

4.3       There are no representations, warranties, collateral agreements, or conditions concerning the subject matter of this Agreement except as herein specified.

4.4       The notice addresses of the Parties hereto are as follows:

Seller:	Chongyi Yang [ ]

Purchaser:	Chunsheng Qin [ ]

4.5       Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in the courts of the State of Nevada located in Clark County, Nevada, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding refencd to in the preceding sentence may be served on any party anywhere in the world.

4.6       The representations and warranties of the parties contained in this Agreement shall survive the closing of the purchase and sale of the Shares and shall continue in full force and effect for a period of one year.

4.7       This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

4.8       Delivery of an executed copy of this Agreement by electronic, facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date set forth on page one of this Agreement.

[Signature page to fallow]

3

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of date written below.

“SELLER”

/s/ Chongyi Yang

Name: Chongyi Yang
Date: May 27, 2023

“PURCHASER”

/s/ Chunsheng Qin

Name: Chunsheng Qin

Date:

4

EXHIBIT A

WIRE INSTRUCTIONS

Account Name:

Bank:

Account:

ABA:

5

STOCK PURCHASE AGREEMENT

FOR

CHINA DE XIAO QUAN CARE GROUP CO., LTD.

THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made as of the day of March 15, 2023 by and among Cliongyi Yang (the "Seller"), and Yangtengjie Qin (the "Purchaser"). The Seller, and the Purchaser are sometimes referred to as the Party and collectively as the "Parties".

RECITALS

WHEREAS, Seller owns a total of 500,000 shares of Convertible Series A Preferred Stock in China De Xiao Quan Care Group Co., Ltd., a Nevada corporation ("CDXQ", the "Company") and wishes to sell 500,000 of such shares (the "Shares").

The Shares will be issued as follows:

•       15,000 Shares in the name of Yangtengjie Qin

WHEREAS, the Purchaser wishes to purchase all of the Shares for a total purchase price of $9,000 USD (the "Purchase Price").

WHEREAS, the Seller proposes to sell the Shares to the Purchaser on the terms set forth herein and Purchaser wishes to purchase the Shares from the Seller on the terms set forth herein;

IN CONSIDERATION of the promises, representations, warranties, and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                  PURCHASE AND SALE AND CLOSING

1.1       Conditions to Closing. It is agreed that all the funds consisting of $9,000 of the Purchase Price shall be remitted to the Seller and Shares shall be remitted to Purchaser upon closing. See Exhibit A for wire instructions.

1.2       Termination. In the event the sale and purchase of all the Shares pursuant to this Agreement is not completed on or before June 30, 2023, this Agreement shall terminate.

2.                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

2.1       The Seller warrants, covenants, and represents to the Purchaser with the intention of inducing the Purchaser to enter into this Agreement that:

(a)	The Seller represents and warrants that the Shares being sold pursuant to this Agreement represent all of the shares of CDXQ Preferred Stock owned by the Seller.

(b)	Immediately prior to and at the Closing, the Seller has the legal right and authority to sell the Shares to the Purchaser and on the Closing Date and Seller shall transfer the Shares to the Purchaser free and clear of liens, encumbrances, pledges, claims, options, charges and assessments of any nature whatsoever, with full right and lawful authority to transfer the Shares to Buyer. No person has any preemptive rights or rights of first refusal with respect to any of the Shares. There exists no voting agreement, voting trust, or outstanding proxy with respect to any of the Shares. There are no outstanding rights, options, warrants, calls, commitments, or any other agreements of any character, whether oral or written, with respect to the Shares.

6

(c)	The Shares are not subject to any lien arising in connection with any failure or alleged failure to pay tax. There is no pending, threatened, or proposed audits, assessments or claims from any tax authority for deficiencies, penalties, or interest with respect to Seller that would affect the Shares.

(d)	Seller shall provide Buyer with true and accurate copies of all corporate books and records relating to the Company in Seller's possession or control. Seller does not have any actual knowledge of any liability or obligation of the Company other than is reflected in said books and records.

(e)	The Seller represents and warrants that Seller has made no agreements involving any fees of any type that relate to this Agreement and that would involve the Buyer, including but not limited to broker's fee, finder's fees or any similar compensation arrangement.

(f)	To the knowledge of the Seller, (i) there is no claim, legal action, suit, arbitration, investigation or hearing, notice of claims or other legal, administrative or governmental proceedings pending or, to the knowledge of the Seller, threatened against the Seller or the Company; and (ii) there is no continuing order, injunction, or decree of any court, arbitrator, or governmental or administrative authority to which the Seller or the Company is a party or to which it or any of its assets is subject.

(g)	The Seller has the legal power and authority to execute and deliver this Agreement and all other documents required to be executed and delivered by the Seller hereunder and to consummate the transactions contemplated hereby and this Agreement has been validly executed by the Seller.

(h)	The Seller, during the past ninety (90) days, has been a ten percent (10%) or greater shareholder or an "affiliate" of CDXQ, as that term is defined in Rule 144 promulgated under the United States Securities Act of 1933, as amended (the "Securities Act").

(i)	To the best of Seller's knowledge, information and belief, there are no circumstances that may result in any material adverse effect to CDXQ or the value of the Shares that are now in existence or may hereafter arise.

(j)	The Seller agrees to execute and deliver such other documents and to perform such other acts as shall be necessary to effectuate the purposes of this Agreement.

3.                  REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

3.1       The Purchaser represents and warrants to the Seller with the intention of inducing the Seller to enter into this Agreement that:

(a)	The Purchaser as the legal power and authority to execute and deliver this Agreement and to consummate the transactions hereby contemplated and this Agreement has been validly executed by the Purchaser.

(b)	The Purchaser is acquiring the Shares as principal for the Purchaser's own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Shares.

4.                  MISCELLANEOUS

4.1       The parties hereto acknowledge that they have obtained independent legal advice with respect to this Agreement and acknowledge that they fully understand the provisions of this Agreement.

4.2       Unless otherwise provided, all dollar amounts referred to in this Agreement are in United States Dollars.

7

4.3       There are no representations, warranties, collateral agreements, or conditions concerning the subject matter of this Agreement except as herein specified.

4.4       The notice addresses of the Parties hereto are as follows:

Seller:	Chongyi Yang [ ]

Purchaser:	Yangtengjie Qin [ ]

4.5       Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in the courts of the State of Nevada located in Clark County, Nevada, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding refencd to in the preceding sentence may be served on any party anywhere in the world.

4.6       The representations and warranties of the parties contained in this Agreement shall survive the closing of the purchase and sale of the Shares and shall continue in full force and effect for a period of one year.

4.7       This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

4.8       Delivery of an executed copy of this Agreement by electronic, facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date set forth on page one of this Agreement.

[Signature page to fallow]

8

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of date written below.

“SELLER”

/s/ Chongyi Yang

Name: Chongyi Yang
Date: May 27, 2023

“PURCHASER”

/s/ Yangtengjie Qin

Name: Yangtengjie Qin

Date:

9

EXHIBIT A

WIRE INSTRUCTIONS

Account Name:

Bank:

Account:

ABA:

10

STOCK PURCHASE AGREEMENT

FOR

CHINA DE XIAO QUAN CARE GROUP CO., LTD.

THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made as of the day of March 15, 2023 by and among Cliongyi Yang (the "Seller"), and Fugui Xie (the "Purchaser"). The Seller, and the Purchaser are sometimes referred to as the Party and collectively as the "Parties".

RECITALS

WHEREAS, Seller owns a total of 500,000 shares of Convertible Series A Preferred Stock in China De Xiao Quan Care Group Co., Ltd., a Nevada corporation ("CDXQ", the "Company") and wishes to sell 500,000 of such shares (the "Shares").

The Shares will be issued as follows:

•       10,000 Shares in the name of Fugui Xie

WHEREAS, the Purchaser wishes to purchase all of the Shares for a total purchase price of $6,000 USD (the "Purchase Price").

WHEREAS, the Seller proposes to sell the Shares to the Purchaser on the terms set forth herein and Purchaser wishes to purchase the Shares from the Seller on the terms set forth herein;

IN CONSIDERATION of the promises, representations, warranties, and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                  PURCHASE AND SALE AND CLOSING

1.1       Conditions to Closing. It is agreed that all the funds consisting of $6,000 of the Purchase Price shall be remitted to the Seller and Shares shall be remitted to Purchaser upon closing. See Exhibit A for wire instructions.

1.2       Termination. In the event the sale and purchase of all the Shares pursuant to this Agreement is not completed on or before June 30, 2023, this Agreement shall terminate.

2.                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

2.1       The Seller warrants, covenants, and represents to the Purchaser with the intention of inducing the Purchaser to enter into this Agreement that:

(a)	The Seller represents and warrants that the Shares being sold pursuant to this Agreement represent all of the shares of CDXQ Preferred Stock owned by the Seller.

(b)	Immediately prior to and at the Closing, the Seller has the legal right and authority to sell the Shares to the Purchaser and on the Closing Date and Seller shall transfer the Shares to the Purchaser free and clear of liens, encumbrances, pledges, claims, options, charges and assessments of any nature whatsoever, with full right and lawful authority to transfer the Shares to Buyer. No person has any preemptive rights or rights of first refusal with respect to any of the Shares. There exists no voting agreement, voting trust, or outstanding proxy with respect to any of the Shares. There are no outstanding rights, options, warrants, calls, commitments, or any other agreements of any character, whether oral or written, with respect to the Shares.

11

(c)	The Shares are not subject to any lien arising in connection with any failure or alleged failure to pay tax. There is no pending, threatened, or proposed audits, assessments or claims from any tax authority for deficiencies, penalties, or interest with respect to Seller that would affect the Shares.

(d)	Seller shall provide Buyer with true and accurate copies of all corporate books and records relating to the Company in Seller's possession or control. Seller does not have any actual knowledge of any liability or obligation of the Company other than is reflected in said books and records.

(e)	The Seller represents and warrants that Seller has made no agreements involving any fees of any type that relate to this Agreement and that would involve the Buyer, including but not limited to broker's fee, finder's fees or any similar compensation arrangement.

(f)	To the knowledge of the Seller, (i) there is no claim, legal action, suit, arbitration, investigation or hearing, notice of claims or other legal, administrative or governmental proceedings pending or, to the knowledge of the Seller, threatened against the Seller or the Company; and (ii) there is no continuing order, injunction, or decree of any court, arbitrator, or governmental or administrative authority to which the Seller or the Company is a party or to which it or any of its assets is subject.

(g)	The Seller has the legal power and authority to execute and deliver this Agreement and all other documents required to be executed and delivered by the Seller hereunder and to consummate the transactions contemplated hereby and this Agreement has been validly executed by the Seller.

(h)	The Seller, during the past ninety (90) days, has been a ten percent (10%) or greater shareholder or an "affiliate" of CDXQ, as that term is defined in Rule 144 promulgated under the United States Securities Act of 1933, as amended (the "Securities Act").

(i)	To the best of Seller's knowledge, information and belief, there are no circumstances that may result in any material adverse effect to CDXQ or the value of the Shares that are now in existence or may hereafter arise.

(j)	The Seller agrees to execute and deliver such other documents and to perform such other acts as shall be necessary to effectuate the purposes of this Agreement.

3.                  REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

3.1       The Purchaser represents and warrants to the Seller with the intention of inducing the Seller to enter into this Agreement that:

(a)	The Purchaser as the legal power and authority to execute and deliver this Agreement and to consummate the transactions hereby contemplated and this Agreement has been validly executed by the Purchaser.

(b)	The Purchaser is acquiring the Shares as principal for the Purchaser's own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Shares.

4.                  MISCELLANEOUS

4.1       The parties hereto acknowledge that they have obtained independent legal advice with respect to this Agreement and acknowledge that they fully understand the provisions of this Agreement.

4.2       Unless otherwise provided, all dollar amounts referred to in this Agreement are in United States Dollars.

12

4.3       There are no representations, warranties, collateral agreements, or conditions concerning the subject matter of this Agreement except as herein specified.

4.4       The notice addresses of the Parties hereto are as follows:

Seller:	Chongyi Yang [ ]

Purchaser:	Fugui Xie [ ]

4.5       Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in the courts of the State of Nevada located in Clark County, Nevada, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding refencd to in the preceding sentence may be served on any party anywhere in the world.

4.6       The representations and warranties of the parties contained in this Agreement shall survive the closing of the purchase and sale of the Shares and shall continue in full force and effect for a period of one year.

4.7       This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

4.8       Delivery of an executed copy of this Agreement by electronic, facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date set forth on page one of this Agreement.

[Signature page to fallow]

13

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of date written below.

“SELLER”

/s/ Chongyi Yang

Name: Chongyi Yang
Date: May 27, 2023

“PURCHASER”

/s/ Fugui Xie

Name: Fugui Xie

Date:

14

EXHIBIT A

WIRE INSTRUCTIONS

Account Name:

Bank:

Account:

ABA:

15